UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): June 15, 2004

                           IT&E International Group
------------------------------------------------------------------------------
                 (Exact name of registrant specified in charter)

             Nevada                   000-50095               27-0009939
------------------------------------------------------------------------------
   (State of Incorporation)    (Commission File Number)     (IRS Employer
                                                          Identification No.)

   31 N. Second Street, Suite 250, San Jose, CA            95113
   --------------------------------------------         ----------
    (Address of principal executive offices)            (zip code)

Issuer's telephone number:   (408) 938-1000    Fax number:  (408) 947-1816
                             --------------                 --------------

                     Clinical Trials Assistance Corporation
              2078 Redwood Crest, Vista, California  92081-7340
-----------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 9.  Regulation FD Disclosure.

On June 9, 2004, Clinical Trials Assistance Corporation (the "Company") issued a press release announcing that the Company has acquired IT&E Corporation.
A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.


Exhibit 99.1* - Press Release of Clinical Trials Assistance Corporation,
                dated June 15, 2004.

---------------
*Furnished with this document

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 15, 2004            IT&E International Group
                                 f/k/a  Clinical Trials Assistance Corporation


                                 By:  /s/ Peter R. Sollenne
                                 ----------------------------------
                                   Name:  Peter R. Sollenne
                                   Title: Chief Executive Officer


                                  EXHIBIT INDEX

Exhibit No.       Exhibit
-----------       -------

   99.1 Press Release of Clinical Trials Assistance Corporation, dated June 15, 2004.